Exhibit 10.1

MODIFICATION TO

BUSINESS LOAN AGREEMENT

THIS MODIFICATION TO BUSINESS LOAN AGREEMENT (this “Modification Agreement”) is dated as of February 17, 2009 and is entered into between RAINMAKER SYSTEMS, INC., a Delaware corporation (the “Borrower”), and BRIDGE BANK, a National Association (the “Lender”).

RECITALS:

A. On or about April 29, 2004, Borrower and Lender executed and exchanged certain documents evidencing a revolving credit facility (the “Loan”) in the original maximum principal amount of Three Million Thousand Dollars ($3,000,000), which Loan is and was evidenced by that certain Promissory Note (the “Note”) in the amount of the Loan, executed by Borrower and dated April 29, 2004, that certain Business Loan Agreement (Asset Based) executed by Borrower and dated April 29, 2004 (the “2004 BLA”), that certain Commercial Security Agreement (the “Borrower Security Agreement”) executed by Borrower and dated April 29, 2004, that certain Intellectual Property Security Agreement (the “IP Security Agreement”) executed by Borrower and dated February 17, 2004, and various other documents, certificates and agreements respecting the Loan (alternatively and collectively, the “Original Borrower Loan Documents”). The security interest granted by the Borrower Security Agreement and the IP Security Agreement were each duly perfected and continued in the manner prescribed by law.

B. Concurrently with the execution and delivery of the documents described in Recital A, as security for the obligations described in Recital A, for good and valuable consideration, and as part of the same transaction, Rainmaker Services, Inc. (“Services”) executed and delivered that certain Commercial Security Agreement (the “Services Security Agreement”) dated April 29, 2004 and Rainmaker Service Sales, Inc. (“Sales”) executed and delivered that certain Commercial Security Agreement (the “Sales Security Agreement”) dated April 29, 2004 The security interest granted by the Services Security Agreement and the security interest granted by the Sales Security Agreement were each duly perfected and continued in the manner prescribed by law. The Original Borrower Loan Documents, the Services Security Agreement, the Sales Security Agreement, and the various other documents, certificates and agreements respecting the Loan are alternatively and collectively the “Original Loan Documents.”

C. On or about February 1, 2005 and at the request of Borrower, Services, and Sales, the Original Loan Documents were modified and amended in accordance with various written agreements, each dated February 1, 2005 (the “February 2005 Modification Agreements”), including but not limited to that certain Change in Terms Agreement (the “February 2005 CIT”), that certain Modification to Business Loan Agreement, and various other documents, certificates and agreements respecting the Loan. Among other things, the February 2005 CIT decreased the amount of the Loan from $3,000,000 to $2,000,000.

D. Concurrently with the execution and delivery of the February 2005 Modification Agreements, for good and valuable consideration, and as part of the same transaction, Quarter End, Inc., an Idaho corporation (“Quarter End”) executed and delivered that certain Commercial Security Agreement (the “Quarter End Security Agreement”) dated February 2, 2005. The security interest granted by the Quarter End Security Agreement was duly perfected and continued in the manner prescribed by law.

E. On or about February 8, 2005, Quarter End changed its name to Sunset Direct, Inc.

F. On or about June 14, 2005 and at the request of Borrower, Services, and Sales, the Original Loan Documents (as modified by the February 2005 Modification Agreements) were further modified and amended in accordance with various written agreements, each dated June 14, 2005 (the “June 2005 Modification Agreements”), including but not limited to that certain Change in Terms Agreement (the “June 2005 CIT”), that certain that certain Business Loan Agreement (Asset Based) (the “June 2005 BLA”), and various other documents, certificates and agreements respecting the Loan. Among other things, the June 2005 CIT extended the maturity date of the obligations from August 10, 2005 to May 10, 2006 and the June 2005 BLA amended and restated in its entirety the 2004 BLA (as modified by the Modification to Business Loan Agreement dated February 1, 2005).

G. On or about December 16, 2005 and at the request of Borrower, Services, and Sales, the Original Loan Documents (as modified, amended and/or restated by the February 2005 Modification Agreements and the June 2005 Modification Agreements) were further modified and amended in accordance with various written agreements, each dated December 16, 2005 (the “December 2005 Modification Agreements”), including but not limited to that certain Change in Terms Agreement (the “December 2005 CIT”), that certain that certain Business Loan Agreement (Asset Based) (the “December 2005 BLA”), and various other documents, certificates and agreements respecting the Loan. Among other things, the December 2005 CIT increased the amount of the Loan from $2,000,000 to $4,000,000 and extended the maturity date of the obligations from May 10, 2006 to December 10, 2006 and the December 2005 BLA amended and restated in its entirety the June 2005 BLA.

H. On or about June 23, 2006 and at the request of Borrower, Services, and Sales, the Original Loan Documents as modified, amended and/or restated by the February 2005 Modification Agreements, the June 2005 Modification Agreements, and the December 2005 Modification Agreements) were modified and amended in accordance with various written agreements, each dated June 23, 2006 (the “June 2006 Modification Agreements”), including but not limited to that certain Change in Terms Agreement (the “June 2006 CIT”), that certain Modification to Business Loan Agreement, and various other documents, certificates and agreements respecting the Loan. Among other things, the June 26 CIT extended the maturity date of the obligations from December 10, 2006 to October 10, 2007.

I. The Original Loan Documents (as modified, amended and/or restated by the February 2005 Modification Agreements, the June 2005 Modification Agreements, the December 2005 Modification Agreements, the June 2006 Modification Agreements, as otherwise modified and amended) were subsequently extended through a series of letter amendments to extend the then maturity date until October 10, 2008.

J. On or about October 10, 2008 and at the request of Borrower, Services, and Sales, the Original Loan Documents (as modified, amended and/or restated by the February 2005 Modification Agreements, the June 2005 Modification Agreements, the December 2005 Modification Agreements, the June 2006 Modification Agreements, as otherwise modified and amended) we further modified and amended in accordance with various written agreements, each dated October 10, 2008 (the “October 2008 Modification Agreements”), including but not limited to that certain Change in Terms Agreement (the “October 2008 CIT”), that certain Modification to Business Loan Agreement, and various other documents, certificates and agreements respecting the Loan.

K. Borrower, Services, and Sales have requested that Lender modify, amend, extend and renew the Original Loan Documents (as modified, amended and/or restated by the February 2005 Modification Agreements, the June 2005 Modification Agreements, the December 2005 Modification Agreements, the June 2006 Modification Agreements, the October 2008 Modification Agreements, and as otherwise modified and amended) and Lender is willing to do so in accordance with this Modification Agreement. The Original Loan Documents (as modified, amended and/or restated by the February 2005 Modification Agreements, the June 2005 Modification Agreements, the December 2005 Modification Agreements, the June 2006 Modification Agreements, the October 2008 Modification Agreements, and as otherwise modified and amended) and this Agreement shall be collectively and alternatively referred to as the “Loan Documents” and Borrower’s monetary and non-monetary duties and obligations under the Loan Documents shall be collectively and alternatively referred to as the “Indebtedness.”

L. To the extent Borrower and Lender are parties to any other credit facilities or extensions of credit that are not expressly modified or amended by this Agreement, Borrower shall continue to pay and perform each obligation that is the subject of such other credit facilities or extensions of credit in the time and manner specified in the documents evidencing or comprising same.

AMENDMENT:

NOW, THEREFORE, Borrower and Lender hereby agree as follows:

1. Effective Date, Definitions and Acknowledgment. Unless otherwise expressly provided by this Modification Agreement, this Modification Agreement shall modify and, to the extent inconsistent with, amend the Loan Documents effective upon the last to occur of (i) the date of full execution of this Modification Agreement or (ii) the satisfaction or waiver by Lender of all conditions precedent set forth herein. Any capitalized term not specifically defined herein shall have the meaning ascribed to it in the Loan Documents. The foregoing recitals are incorporated into this Modification Agreement by reference and acknowledged by Borrower to be true, correct and accurate.

2. Additional Financial Covenants/Performance Plan Requirements. In addition to the other financial covenants required to be maintained by Borrower under the Loan Documents, and until all Indebtedness is repaid, Borrower agrees that Borrower shall not incur (as of the end of any of Borrower’s fiscal quarters) a year-to-date Non-GAAP Net Loss exceeding by ten (10%) the amount of the Non-GAAP Net Loss recited in the approved Operating Plan. For purposes of this Modification Agreement, “Non-GAAP Net Income/Loss” is defined as: Net Income before (i) amortization of intangible assets, generally associated with acquisitions, (ii) accounting for employee stock option plans as required by SFAS 123(R), and (iii) accounting for costs associated with the impairment or disposal of long-lived assets.

Lender hereby approves the Operating Plan provided by Borrower to Lender in PowerPoint format and entitled “Rainmaker Forecast, December 2008, Adjusted Post December 4th Board Meeting.”

3. Compensating Balance Requirement. Until full and final payment of all Indebtedness, if Borrower fails to maintain the minimum balances prescribed below, then Lender shall have the right (at Lender’s sole election) to retroactively increase to the date such minimum balances were not maintained the rate of interest chargeable on the Indebtedness by another one and one-quarter percentage point (1.25%) per annum. The fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. If Borrower pays said fee, Borrower’s failure to maintain the required deposits shall not constitute an Event of Default.

For purposes of this Modification Agreement, the minimum balance required to be maintained by Borrower are the following:

(a) Borrower shall maintain in an account maintained with Lender an average monthly net free collected demand deposits in an amount not less than Two Million Dollars ($2,000,000). For purposes of this Agreement, “net free collected demand deposits” means balances in non-interest bearing demand deposit accounts after deducting provisional credits for items in the process of collection and balances required by Lender under its normal practices to compensate Lender for the maintenance of such deposit accounts.

(b) Borrower shall maintain a combined aggregate sum of unrestricted aggregate cash balances in all demand deposit, money market and other cash accounts maintained with Lender an average monthly outstanding balance in an amount not less than Six Million Dollars ($6,000,000).

To the extent Borrower has failed to satisfy any compensating balance requirements set forth above for any periods prior to the date hereof, such failures and defaults are waived by Lender.

4. Conditions Precedent. Lender’s duties to extend and renew the Indebtedness and to make advances in accordance with this Modification Agreement shall be subject to the satisfaction or written waiver by Lender of the following conditions precedent:

(i) there being no outstanding and uncured defaults under the Loan Documents or any other obligations owing by Borrower to Lender;

(ii) the satisfaction of each of the conditions precedent set forth in Loan Documents, each of which is incorporated herein by this reference;

(iii) the execution and delivery of (a) this Modification Agreement, (b) written reaffirmations by Sales, Services, and Sunset Direct of their obligations under that Sales Security Agreement, the Services Security Agreement, and the Quarter End Security Agreement with Lender, which reaffirmation(s) shall be in such form as may be acceptable to Lender in its sole and absolute discretion; (c) written reaffirmations by Sales, Services, and Sunset Direct of their obligations under any guaranties, which reaffirmation(s) shall be in such form as may be acceptable to Lender in its sole and absolute discretion; and (d) such other documents as Lender may request.

5. Further Assurances. The parties hereby agree, to the extent permitted by law, from time to time, as and when requested by any other party hereto or by its successors or assigns, to execute and deliver, or cause to be executed and delivered, all such instruments, and to take, or cause to be taken, all such further or other actions as may be reasonably necessary or desirable in order to implement the provisions hereof and otherwise to effect the intent and purposes hereof.

6. Further Modifications. Subject to the provisions of this Modification Agreement relating to further assurances, this Modification Agreement does not create any right in favor of Borrower nor any duty or obligation on the part of Lender to enter in to any further modifications or amendments of the Loan Agreement or to provide any other or additional credit facilities to Borrower.

7. Counterparts. This Modification Agreement may be executed in counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. For purposes of this Modification Agreement, a facsimile execution shall be considered as the equivalent of a wet ink signature and shall be deemed good and valid acceptance of this Modification Agreement and shall be deemed to have been reasonably relied on by all other parties; provided, however, that any signature forwarded by facsimile shall be promptly followed by a wet ink original, but the failure to forward a wet ink original shall not void or otherwise effect the acceptance evidenced by the facsimile execution.

8. Rules of Construction. This Modification Agreement and all agreements relating to the subject matter hereof are the product of joint negotiation by the parties and their respective attorneys. The parties waive the provisions of California Civil Code Section 1654 requiring that any ambiguities in this Modification Agreement be construed against either of the parties. The parties agree that any deletion of language from this Modification Agreement prior to its mutual execution by Borrower and Lender shall not be construed to have any particular meaning or to raise any presumption, canon of construction or implication, including, without limitation, any implication that the parties intended thereby to state the converse or opposite of the deleted language.

9. Continued Full Force and Effect. Except as amended hereby, the Loan Documents shall continue in full force and effect, the Indebtedness remains secured by Borrower Security Agreement, the Sales Security Agreement, the Services Security Agreement and the IP Security Agreement (the “Security Agreements”) and each Security Agreement continues to encumber the property pledged thereby, all without impairment or modification in and to its priority.

10. Reaffirmations. Borrower hereby ratifies, reaffirms, and remakes as of the date hereof each and every representation and warranty contained in the Loan Agreement or in any document incident thereto or connected therewith as amended by this Modification Agreement.

IN WITNESS WHEREOF, Borrower has executed and delivered this Modification Agreement to Lender on the date first above written at San Jose, California.

“BORROWER”

RAINMAKER SYSTEMS, INC., a Delaware corporation

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

IN WITNESS WHEREOF, Lender hereby accepts this Modification Agreement to be effective as of the date first above written in San Jose, California.

“Lender”

BRIDGE BANK, a National Association

By:	/s/ Martin Kriegler
Its:	Vice President

REAFFIRMATION OF PLEDGE

The undersigned (hereinafter referred to as “Pledgor”) hereby acknowledges and agrees that Pledgor has read, is familiar with, and consents to all of the terms and conditions contained in that certain MODIFICATION TO BUSINESS LOAN AGREEMENT and that certain CHANGE IN TERMS AGREEMENT, each dated February 17, 2009, and various other documents, certificates and agreements in connection with same (the “October 2008 Modification Agreements”) between RAINMAKER SYSTEMS, INC., a Delaware corporation (the “Borrower”), and BRIDGE BANK, a National Association (the “Lender”), and to all of the agreements and documents referred to therein, and specifically consents to the financial accommodations extended and to be extended by Lender to Borrower as set forth in such October 2008 Modification Agreements and in such agreements and documents. Pledgor hereby confirms, acknowledges, and agrees as follows: that all of the recitals contained in the October 2008 Modification Agreements are true, correct and accurate; that all of the terms and provisions of Pledgor’s Commercial Security Agreement dated April 29, 2004 (each a “Security Agreement”) are hereby ratified and confirmed; that all of the terms and provisions of the Security Agreement shall continue in full force and effect with respect to all of the Indebtedness (as that term is defined in the October 2008 Modification Agreements) owing by Borrower to Lender (however such Indebtedness may be evidenced); that the Indebtedness to which Pledgor’s rights and interests are subordinate and subordinated by the Security Agreement include (without limitation) the financial accommodations extended and to be extended by Lender to Borrower and the other obligations owing by Borrower to Lender under the October 2008 Modification Agreements.

In executing this reaffirmation, Pledgor warrants, represents and agrees that (i) Pledgor executes and delivers this reaffirmation with full knowledge of the rights which Pledgor may have in respect to the Lender, (ii) Lender has advised Pledgor that (a) it may have conflicts of interest among themselves and relative to Borrower, (b) it has interests adverse to that of Lender, and (c) each of them have a right to be represented by independent counsel of their own choosing, and (iii) Pledgor has received (or has been given the opportunity to seek and obtain and has knowingly failed to do so) independent legal advice with respect to this reaffirmation and any documents to be executed and delivered in connection with this reaffirmation, with respect to each such party’s rights and asserted rights arising out of said matters, and with respect to any waivers and releases contained in this reaffirmation and any documents to be executed and delivered in connection with this reaffirmation.

Although Lender has informed Pledgor of the foregoing October 2008 Modification Agreements, and Pledgor has acknowledged having read the same and consented to all of its terms and conditions, Pledgor understands and agrees that Lender is under no duty whatsoever (whether based upon an agreement with Borrower, the Security Agreement, or any other agreement with Pledgor) to so notify Pledgor or to seek such an acknowledgment and consent and nothing contained in this document is intended to or shall create such a duty as to any advances or transactions hereafter.

1

IN WITNESS WHEREOF, Pledgor has executed this Reaffirmation on the date of the October 2008 Modification Agreements, for good and valuable consideration, and as part of the same transactions in which the Indebtedness were created, modified, amended, extended, or renewed.

Dated: February 17, 2009

RAINMAKER SERVICES, INC.

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

RAINMAKER SERVICE SALES, INC.

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

2

REAFFIRMATION OF PLEDGE

The undersigned (hereinafter referred to as “Pledgor”) hereby acknowledges and agrees that Pledgor has read, is familiar with, and consents to all of the terms and conditions contained in that certain MODIFICATION TO BUSINESS LOAN AGREEMENT and that certain CHANGE IN TERMS AGREEMENT, each dated February 17, 2009, and various other documents, certificates and agreements in connection with same (the “October 2008 Modification Agreements”) between RAINMAKER SYSTEMS, INC., a Delaware corporation (the “Borrower”), and BRIDGE BANK, a National Association (the “Lender”), and to all of the agreements and documents referred to therein, and specifically consents to the financial accommodations extended and to be extended by Lender to Borrower as set forth in such October 2008 Modification Agreements and in such agreements and documents. Pledgor hereby confirms, acknowledges, and agrees as follows: that all of the recitals contained in the October 2008 Modification Agreements are true, correct and accurate; that all of the terms and provisions of Pledgor’s Commercial Security Agreement dated February 2, 2005 (the “Security Agreement”) are hereby ratified and confirmed; that all of the terms and provisions of the Security Agreement shall continue in full force and effect with respect to all of the Indebtedness (as that term is defined in the October 2008 Modification Agreements) owing by Borrower to Lender (however such Indebtedness may be evidenced); that the Indebtedness to which Pledgor’s rights and interests are subordinate and subordinated by the Security Agreement include (without limitation) the financial accommodations extended and to be extended by Lender to Borrower and the other obligations owing by Borrower to Lender under the October 2008 Modification Agreements.

In executing this reaffirmation, Pledgor warrants, represents and agrees that (i) Pledgor executes and delivers this reaffirmation with full knowledge of the rights which Pledgor may have in respect to the Lender, (ii) Lender has advised Pledgor that (a) it may have conflicts of interest among themselves and relative to Borrower, (b) it has interests adverse to that of Lender, and (c) each of them have a right to be represented by independent counsel of their own choosing, and (iii) Pledgor has received (or has been given the opportunity to seek and obtain and has knowingly failed to do so) independent legal advice with respect to this reaffirmation and any documents to be executed and delivered in connection with this reaffirmation, with respect to each such party’s rights and asserted rights arising out of said matters, and with respect to any waivers and releases contained in this reaffirmation and any documents to be executed and delivered in connection with this reaffirmation.

Although Lender has informed Pledgor of the foregoing October 2008 Modification Agreements, and Pledgor has acknowledged having read the same and consented to all of its terms and conditions, Pledgor understands and agrees that Lender is under no duty whatsoever (whether based upon an agreement with Borrower, the Security Agreement, or any other agreement with Pledgor) to so notify Pledgor or to seek such an acknowledgment and consent and nothing contained in this document is intended to or shall create such a duty as to any advances or transactions hereafter.

1

IN WITNESS WHEREOF, Pledgor has executed this Reaffirmation on the date of the October 2008 Modification Agreements, for good and valuable consideration, and as part of the same transactions in which the Indebtedness were created, modified, amended, extended, or renewed.

Dated: February 17, 2009

SUNSET DIRECT, INC., an Idaho corporation f/k/a Quarter End, Inc.

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

2

REAFFIRMATION OF GUARANTY

The undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that Guarantor has read, is familiar with, and consents to all of the terms and conditions contained in that certain MODIFICATION TO BUSINESS LOAN AGREEMENT (the “Modification Agreement”) is dated as of February 17, 2009 and is entered into between RAINMAKER SYSTEMS, INC., a Delaware corporation (the “Borrower”), and BRIDGE BANK, a National Association (the “Lender”), and to all of the agreements and documents referred to therein, and specifically consents to the financial accommodations extended and to be extended by Lender to Borrower as set forth in such Modification Agreement and in such agreements and documents. Guarantor hereby confirms, acknowledges, and agrees as follows: that all of the recitals contained in the Modification Agreement are true, correct and accurate; that all of the terms and provisions of (i) Guarantor’s Guaranty Agreement dated October 10, 2008 (as same may have been modified, amended, restated, reaffirmed or renewed, the “Guaranty Agreement”) and (ii) any mortgage, deed of trust, security agreement, pledge agreement, or other instruments, documents, or agreements securing the Guaranty Agreement (if any, including, without limitation, that certain Commercial Security Agreement executed by Borrower and dated April 29, 2004, that certain Intellectual Property Security Agreement (the “IP Security Agreement”) executed by Borrower and dated February 17, 2004, that certain Commercial Security Agreement executed and delivered by Rainmaker Services, Inc. and dated April 29, 2004, and that certain Commercial Security Agreement executed and delivered by Rainmaker Service Sales, Inc. and dated April 29, 2004; such documents being collectively and alternatively, the “Security Documents”) are each hereby ratified and confirmed; that all of the terms and provisions of the Guaranty Agreement and any and all Security Documents shall each continue in full force and effect with respect to all of the Obligations (as that term is defined in the Guaranty Agreement) owing by Borrower to Lender (however such Obligations may be evidenced); and that the Obligations secured by the Guaranty Agreement and any and all Security Documents include (without limitation) the financial accommodations extended and to be extended by Lender to Borrower and the other obligations owing by Borrower to Lender under the Modification Agreement.

Although Lender has informed Guarantor of the foregoing Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of its terms and conditions, Guarantor understands and agrees that Lender is under no duty whatsoever (whether based upon an agreement with Borrower, the Guaranty Agreement, any Security Documents, or any other agreement with Guarantor) to so notify Guarantor or to seek such an acknowledgment and consent and nothing contained in this document is intended to or shall create such a duty as to any advances or transactions hereafter.

1

IN WITNESS WHEREOF, the undersigned have executed this reaffirmation as of the date set forth below.

Dated: February 17, 2009

RAINMAKER SERVICE SALES, INC.

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

RAINMAKER SERVICES, INC.

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

SUNSET DIRECT, INC.

By:	/s/ Steve Valenzuela
Steve Valenzuela, Chief Financial Officer/Secretary

2